EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. § 1350

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Axtive Corporation, (the “Company”) on Form 10-QSB for the three months ended September 30, 2003, as filed with the Securities and Exchange Commission (the “Report”), and pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, I, Graham C. Beachum II, Chief Executive Officer of Axtive Corporation, certify that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Graham C. Beachum II

Graham C. Beachum II
Chairman of the Board, President and Chief Executive Officer

November 13, 2003

CERTIFICATION PURSUANT TO

18 U.S.C. § 1350

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Axtive Corporation, (the “Company”) on Form 10-QSB for the three months ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), and pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, I, Molly W. MacTaggart, Chief Financial Officer of Axtive Corporation, certify that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Molly W. MacTaggart

Molly W. MacTaggart
Chief Financial Officer and Secretary

November 13, 2003